EXHIBIT 10.1
FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
This First Amendment to Loan And Security Agreement (this “Agreement”) is entered into as of August 6, 2021, by and among Wells Fargo Bank, National Association, a national banking association, and its successors and assigns (“Lender”), Qumu Corporation, a Minnesota corporation, and Qumu, Inc., a California corporation (individually and collectively, “Borrower”).
Recitals
A.    Borrower and Lender entered into that certain Loan and Security Agreement dated January 15, 2021 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”). Subject to the terms and conditions contained in the Loan Agreement, the Lender agreed to extend to the Borrower a credit facility in the original principal amount of $10,000,000.
B.    The Borrower has requested that the Lender amend certain provisions of the Loan Agreement, and the Lender is willing to do so upon the terms and conditions contained herein.
Accordingly, the Borrower and the Lender hereby agree as follows:
Agreement
1.Amendment to Defined Terms.
(a)The definition of “Borrowing Base” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Borrowing Base” is the product of the Monthly Recurring Revenue, as determined by Lender in its sole but reasonable discretion with reference to the most recent Borrowing Base Certificate delivered by Borrower multiplied by four (4); provided, however, that Lender has the right to amend the foregoing calculation in its sole but reasonable discretion based on the quality and dilution of the Monthly Recurring Revenue. Notwithstanding the foregoing, from and after the calendar quarter ending September 30, 2021, the Borrowing Base shall be adjusted on a quarterly basis based on the most recent financial statements delivered to Lender in accordance with Section 6.3 of the Loan Agreement as follows: (i) Monthly Recurring Revenue multiplied by four (4) if Monthly Recurring Revenue declined from the preceding calendar quarter, (ii) Monthly Recurring Revenue multiplied by five (5) if Monthly Recurring Revenue increased up to five percent (5%) over the preceding calendar quarter, and (iii) Monthly Recurring Revenue multiplied by six (6) if Monthly Recurring Revenue increased at least five percent (5%) over the preceding calendar quarter. In the event Borrower fails to provide the required financial statements on a timely basis, the Borrowing Base shall be Monthly Recurring Revenue multiplied by four (4) until such time as Lender has received and approved of the required financial statements.

(b)The following definitions are hereby added to Section 1.1 of the Loan Agreement in alphabetical order:
“Adjusted EBITDA” shall be the sum of (i) net income, (ii) interest expenses, (iii) taxes, (iv) depreciation and amortization, (v) stock-based compensation, (vi) changes in deferred revenue, (vii) changes in deferred commissions less capitalized software, (viii) changes in warrant liabilities, and (ix) changes in other non-cash items including but not limited to unrealized gains and losses.
“Cash Burn” shall be, for the relevant period, the sum of (i) Adjusted EBITDA, less (ii) capital expenditures, less (iii) cash interest paid, in each case, as determined for such period.
“Remaining Months Minimum Liquidity” means the number of months (rounded down to the nearest whole month), tested as of the last day of each fiscal quarter, and calculated as follows: (a) Liquidity as determined on such date, divided by (b) the quotient of (i) the Cash Burn, as determined for the trailing three (3) month period ending on such date, divided by (ii) three (3).
2.Financial Covenants. Section 6.8 of the Loan Agreement is hereby amended and restated in its entirety as follows:
6.8    Financial Covenants. Borrower shall maintain at all times:
(a)Performance to Plan. As of the last day of each fiscal quarter, commencing with the fiscal quarter ending March 31, 2021, Borrower’s Recurring Revenue shall be not less than the amounts set forth on Schedule A attached hereto. For the avoidance of doubt, the Financial Covenant Side Letter Agreement shall no longer be in effect.
(b)Minimum Liquidity. Tested as of the last day of each fiscal quarter, if the Cash Burn as determined for the trailing three months ending on such date is:
(i)    a negative number, then through the Revolving Maturity Date, Borrower shall maintain Liquidity of not less than the greater of (A) Five Million Dollars ($5,000,000), or (B) an amount equal to six (6) months Remaining Months Minimum Liquidity; or
(ii)    greater than or equal to Zero Dollars ($0), then through the Revolving Maturity Date, Borrower shall maintain Liquidity of not less than Five Million Dollars ($5,000,000).
3.Schedule A. Schedule A to this Agreement is hereby attached to the Loan Agreement as Schedule A.

4.Borrowing Base Certificate. Exhibit C to the Loan Agreement is hereby replaced in its entirety with Exhibit C attached hereto and all references in the Loan Agreement to the Borrowing Base Certificate shall mean Exhibit C attached hereto.
5.Compliance Certificate. Exhibit D to the Loan Agreement is hereby replaced in its entirety with Exhibit D attached hereto and all references in the Loan Agreement to the Compliance Certificate shall mean Exhibit D attached hereto.
6.Availability Amount. Notwithstanding anything to the contrary contained in the Loan Agreement, from the date of this Agreement until the financial statements due for the quarter ending September 30, 2021 are received and reviewed by the Lender, the Availability Amount shall not exceed Seven Million Five Hundred Thousand Dollars ($7,500,000) minus (a) the aggregate outstanding face amount of all Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus (b) the outstanding principal balance of any Advances. After the financial statements due for the quarter ending September 30, 2021 are received and reviewed by the Lender, then Availability Amount reverts to the lesser of (i) the Revolving Line or (ii) the Borrower Base, minus (a) the aggregate outstanding face amount of all Letters of Credit (including drawn but unreimbursed Letters of Credit), minus (b) the outstanding principal balance of any Advances.
7.No Other Changes. Except as explicitly amended by this Agreement, all of the terms and conditions of the Loan Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.
8.Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:
(a)This Agreement is within Borrower’s organizational powers and has been duly authorized by all necessary organizational actions. The execution, delivery, and performance of the Loan Documents are within Borrower’s powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower’s organizational documents, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound.
(b)All of the representations and warranties contained in the Loan Agreement, including but not limited to the information contained in the schedules to the Loan Agreement, are correct in all material respects with the same effect as though made on and as of the date of this Agreement (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date and to the extent that such representation and warranty by its terms is qualified or modified by materiality, then such representation and warranty, as so qualified or modified, shall be true and correct).
9.References. All references in the Loan Agreement to “this Agreement” shall be deemed to refer to the Loan Agreement as amended hereby; and any and all references in the

Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.
10.No Waiver. The execution of this Agreement and any documents related hereto and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Loan Agreement or a waiver of any breach, default or event of default under any Loan Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Agreement.
11.Release. Borrower hereby absolutely and unconditionally releases and forever discharges Lender, and any and all parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all Known Claims which Borrower has had, now has, or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement. For purposes hereof, the term “Known Claims” shall mean all claims, demands or causes of action (whether matured or unmatured) arising from or related to the Credit Agreement and each of the Loan Documents and of which the Borrower has actual knowledge on the date hereof, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise.
12.Amendment Fee. On the date of this Agreement, Borrower shall pay to Lender an amendment fee equal to Twenty-Five Thousand Dollars ($25,000), which amendment fee shall be earned when paid and is nonrefundable.
13.Costs and Expenses. The Borrower hereby reaffirms its agreement under the Loan Agreement to pay or reimburse Lender on demand for all Lender Expenses (as defined in the Loan Agreement) incurred by Lender in connection with the Loan Documents. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all Lender Expenses attributable to counsel to Lender for the services performed by such counsel in connection with the preparation of this Agreement and the documents and instruments incidental hereto. Borrower hereby agrees that Lender may, at any time or from time to time in their sole discretion and without further authorization by Borrower, make a loan to Borrower under the Loan Agreement, or apply the proceeds of any loan, for the purpose of paying any such Lender Expenses.
14.Miscellaneous. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Borrower acknowledges and agrees that the recitals set forth herein are true and correct statements of fact, are incorporated herein, and form a substantive part of this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
15.Choice of Law, Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of New York (the “State”), but giving effect to federal laws applicable to national banks, without reference to the conflicts of law or choice of law principles thereof. BORROWER AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[Signature Page Follows]

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.
Qumu Corporation
By:    /s/ TJ Kennedy
TJ Kennedy
Chief Executive Officer & President
Qumu, Inc.
By:    /s/ TJ Kennedy
TJ Kennedy
    Chief Executive Officer & President

Wells Fargo Bank, National Association
By:    /s/ Alex Hoppe
    Alex Hoppe
    Vice President
[Signature Page to First Amendment to Loan and Security Agreement]

SCHEDULE A

Borrower’s Recurring Revenue for Fiscal Years 2021 and 2022 shall be at least the following amounts at the following times:

Trailing Three-Month Period Ending	Recurring Revenue
June 30, 2021	$5,000,000
September 30, 2021	$4,500,000
December 31, 2021	$4,750,000
March 31, 2022	$5,000,000
June 30, 2022	$5,500,000
September 30, 2022	$6,000,000
December 31, 2022	$6,500,000

A-1

EXHIBIT C
Borrowing Base Certificate
Wells Fargo Bank, National Association
QUMU CORPORATION & QUMU, INC.

Borrowing Base Calculation
1. Total trailing three (3) month Recurring Revenue	$_______
2. Less: (i) Revenue for which the corresponding Accounts Receivable are Aged more than 90 days from the due date, but in any case, not later than 150 Days from Invoice Date, (ii) Revenue derived in connection with credit balances owed to Account Debtors

3. Total Trailing 3 Month Recurring Revenue from Eligible Customer Accounts (Item 1 minus Item 2)	$_______
4. Average Monthly Recurring Revenue (Item 3, divided by three (3))	$_______
Borrowing Base (Item 4, multiplied by (i) four (4) if Monthly Recurring Revenue declined from the preceding calendar quarter, (ii) five (5) if Monthly Recurring Revenue increased up to five percent (5%) over the preceding calendar quarter, or (iii) six (6) if Monthly Recurring Revenue increased at least five percent (5%) over the preceding calendar quarter)
$_______
Available Amount ((i) $7,500,000 until receipt and review of financial statements for the calendar quarter ending September 30, 2021, then the lesser of (a) the Borrowing Base or (b) $10,000,000)	$_______
Borrowing Availability:
5. Less Aggregate amount of outstanding face amount on all Letters of Credit	$_______
6. Less outstanding principal balance of any Advances	$_______
Availability Amount (Available Amount less Items 5 and 6)	$_______
A security interest has been granted to Wells Fargo Bank N.A. in accordance with terms and conditions of the existing continuing security agreement between the undersigned and Wells Fargo Bank N.A. to which reference is made. We hereby certify that the forgoing is true and correct in all particulars and the accounts describe above as collateral for loans represent accounts which conform to all representations and warranties set forth in said agreement.
QUMU CORPORATION
Company Address: ________________________________
C-1

By: ________________________________ Name: Date:
QUMU, INC.
Company Address: ________________________________
By: ________________________________ Name: Date:
C-2

EXHIBIT D
COMPLIANCE CERTIFICATE
TO:    WELLS FARGO BANK, NATIONAL ASSOCIATION
FROM:    QUMU CORPORATION & QUMU, INC.
The undersigned authorized officer of ___________________________ hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Lender (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies

Annual financial statements (CPA Audited) and Compliance Certificate	FYE within 120 days		Yes	No
Quarterly financial statements, Recurring Revenue Metrics Report and Compliance Certificate	Prior to each Credit Extension, and quarterly within 45 days		Yes	No

10K and 10Q	(as applicable)		Yes	No
Annual operating budget, sales projections and operating plans approved by board of directors	Annually no later than 60 days after the beginning of each fiscal year and as amended/updated		Yes	No
Recurring Revenue Budget	Annually no later than 60 days prior to the end of each fiscal year and as amended/updated		Yes	No

Borrowing Base Certificate	Prior to each Credit Extension, and quarterly within 45 days		Yes	No

Financial Covenant	Required	Actual	Complies

Performance to Plan:	Refer to Schedule A of the Loan Agreement	$____________	Yes	No

The greater of Minimum Liquidity or Remaining Months Minimum Liquidity	$5,000,000 or ≥ 6.00x	$___________ ____	Yes	No

Remaining Months Minimum Liquidity ((i) divided by the sum of (ii), less (iii), less (iv), divided by three (3), rounded down to the nearest whole month):*
(i) Liquidity (ii) Adjusted EBITDA (the sum of items (a) through (i), less (j)):

Total Cash Flow/Cash Burn	_______ _______	___________	____	_____
Comments Regarding Exceptions: See Attached.	LENDER USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER

Date:

___________________________________________	Verified:
SIGNATURE	AUTHORIZED SIGNER

___________________________________________	Date:
TITLE
	Compliance Status	Yes No
___________________________________________
DATE

*Remaining Months Liquidity as calculated on quarterly basis:

	Q1	Q2	Q3	Q4	LTM
(a) Net Income	___________	___________	___________	___________	___________
(b) Interest Expenses	___________	___________	___________	___________	___________
(c) Taxes	___________	___________	___________	___________	___________
(d) Depreciation and Amortization	___________	___________	___________	___________	___________
(e) Stock-based compensation	___________	___________	___________	___________	___________
(f) Changes in deferred revenue	___________	___________	___________	___________	___________
(g) Changes in deferred commissions	___________	___________	___________	___________	___________
(h) Changes in warrant liabilities	___________	___________	___________	___________	___________
(i) Changes in other non-cash items including but not limited to unrealized gains and losses	___________	___________	___________	___________	___________
(j) Capitalized software	___________	___________	___________	___________	___________
(ii) Total Adjusted EBITDA	___________	___________	___________	___________	___________
(iii) less, Capital expenditures	___________	___________	___________	___________	___________
(iv) less, Cash interest paid	___________	___________	___________	___________	___________
TOTAL CASH FLOW/CASH BURN	___________	___________	___________	___________	___________

SCHEDULE OF EXCEPTIONS
Permitted Indebtedness (Section 1.1)
Permitted Investments (Section 1.1)
Permitted Liens (Section 1.1)
Inbound Licenses (Section 5.6)
Prior Names (Section 5.6)
Litigation (Section 5.8)

D-3